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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the references to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated February 19, 1999, in the Registration Statement (Form S-1) and related Prospectus of Rigel Pharmaceuticals, Inc. for the registration of its common stock.

Palo Alto, California                        /s/ ERNST & YOUNG LLP
February 3, 2000